SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




            Pursuant to section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

                 Date of Report (Date of earliest event reported):
                               September 30, 1997
                               ------------------



                                  ERD Waste Corp.
              ______________________________________________________
              (Exact name of registrant as specified in its charter)


               Delaware                  33-76200         11-3121813
       ----------------------------  ---------------- -------------------
       (State or other jurisdiction  (Commission File  (IRS Employer
        of incorporation)                 Number)       Identification No.)

            937 E. Hazelwood Ave., Rahway, NJ                07065
            ---------------------------------               --------
             (Address of principal offices)                 Zip Code


     Registrant's telephone number, including area code:(908) 381-9229

       _______________________________________________________________
        (Former name or former address, if changed since last report)


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On September 30, 1997, ERD Waste Corp. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the District of New Jersey, seeking protection under Chapter 11 of the United States Bankruptcy Code. The Company will continue to operate as a debtor-in-possession, with its existing directors and officers, subject to the supervision and orders of the bankruptcy court. As of the date of this report, no plan of reorganization has been filed by the Company and no trustee has been appointed. A copy of the press release issued by the Company on October 1, 1997 reporting the filing is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

         99.1 Press Release of the Company dated October 1, 1997.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 15, 1997                      ERD WASTE CORP.

                                        By: /s/ Joseph Wisneski
                                           Joseph Wisneski
                                           President and Chief
                                           Executive Officer



                               EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

   99.1       Press Release of the Company dated October 1, 1997.



                                   Contact
                                   Joseph Wisneski, President or
                                   Joseph Jacobsen, Executive
                                   Vice President


                                   For Immediate Release

ERD Waste Corp. Announces Chapter 11 Filing

     Rahway, NJ - October 1, 1997 - ERD Waste Corp. announced today that it and certain of its subsidiaries filed for protection under Chapter 11 of the United States Bankruptcy
Code.  The filings were made yesterday in the United States
Bankruptcy Court for the district of New Jersey.

     The company is in the business of providing full service
environmental and waste  management.    ERD Waste Corp. trades on
NASDAQ under the symbol ERDI.

     Under Chapter 11, a company continues its business operations and receives protection from creditor actions while it develops a reorganizational plan.

     Joseph J. Wisneski, the Company's President and Chief
Executive officer explained that the Company's Chapter 11 filing was necessitated by its inability to obtain trade credit from its vendors resulting in cash flow problems. He also indicated that the Company has entered into an interim borrowing arrangement with its major lender, The Chase Manhattan Bank, to provide it with financing in the Chapter 11.

     Mr. Wisneski also stated: "The Company expects that the Chapter 11 proceeding will enable it to resume normal business operations which had been curtailed due to its cash flow problems and should enable us to return to profitability. We view the Chapter 11 as a necessary step toward the reinvigoration and growth of ERD.